Exhibit 99.1

Freeport-McMoRan

Announces Senior Notes Offering

PHOENIX, AZ, July 13, 2020 –– Freeport-McMoRan Inc. (NYSE: FCX) announced today that it intends to offer, subject to market and other conditions, senior notes in two tranches in an underwritten registered public offering. FCX intends to use the net proceeds from the offering and, if necessary, cash on hand or available liquidity to fund its concurrent cash tender offers for up to $800 million aggregate purchase price of its 3.55% Senior Notes due 2022, 3.875% Senior Notes due 2023 and 4.55% Senior Notes due 2024, and the payment of accrued and unpaid interest, premiums, fees and expenses in connection therewith. Any net proceeds not used for the tender offers will be used for general corporate purposes, which may include repurchases or redemptions of FCX’s notes.

J.P. Morgan Securities LLC, BofA Securities, BNP Paribas Securities Corp., Citigroup Global Markets Inc., HSBC Securities (USA) Inc., Mizuho Securities USA LLC, SMBC Nikko Securities America, Inc., BMO Capital Markets Corp., MUFG Securities Americas Inc. and Scotia Capital (USA) Inc. are the joint book-running managers for the offering, with J.P. Morgan Securities LLC serving as the lead left book-running manager. Copies of the preliminary prospectus supplement may be obtained by calling J.P. Morgan Securities LLC collect at (866)-803-9204 or writing to J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717. An electronic copy of the preliminary prospectus supplement, together with the accompanying prospectus, is also available on the United States Securities and Exchange Commission (SEC) website, www.sec.gov.

The offering is being made pursuant to an effective shelf registration statement filed with the SEC. This press release shall not constitute an offer to sell nor an offer to buy any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. The offering may be made only by means of a prospectus supplement and the accompanying prospectus.

FCX is a leading international mining company with headquarters in Phoenix, Arizona. FCX operates large, long-lived, geographically diverse assets with significant proven and probable reserves of copper, gold and molybdenum. FCX is one of the world’s largest publicly traded copper producers.

FCX’s portfolio of assets includes the Grasberg minerals district in Indonesia, one of the world’s largest copper and gold deposits; and significant mining operations in North America and South America, including the large-scale Morenci minerals district in Arizona and the Cerro Verde operation in Peru.

Cautionary Statement Regarding Forward-Looking Statements: This press release contains forward-looking statements, which are all statements other than statements of historical facts, such as plans, projections or expectations related to the proposed offering, including the use of proceeds therefrom. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “could,” “to be,” “assumptions,” “guidance,” “future,” “potential” and any similar expressions are intended to identify those assertions as forward-looking statements. FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause FCX’s actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, FCX’s ability to consummate the proposed offering; corporate developments that could preclude, impair or delay the proposed offering due to restrictions under the federal securities laws; changes in the credit ratings of FCX; changes in FCX’s cash requirements, financial position, financing plans or investment plans; changes in general market, economic, tax, regulatory or industry

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conditions; the duration and scope of and uncertainties associated with the COVID-19 pandemic, and the impact thereof on commodity prices, FCX’s business and the global economy and other factors described in more detail under the heading “Risk Factors” in FCX’s Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, each filed with the SEC, as updated by FCX’s subsequent filings with the SEC.

Investors are cautioned that many of the assumptions upon which FCX’s forward-looking statements are based are likely to change after the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.

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